Exhibit 2.16

FOURTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of October 12, 2020 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”) and as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to amend the terms of one of the Series that has not yet offered by the Company and add three additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits on page 4:

Exhibit 12 – Series Designation for Series #JackieRobinsonAutoBat, a series of Collectable Sports Assets, LLC

Exhibit 13 – Series Designation for Series #Unitas1965Jersey, a series of Collectable Sports Assets, LLC

Exhibit 14 – Series Designation for Series #AliWBCBelt, a series of Collectable Sports Assets, LLC

Exhibit 15 – Series Designation for Series #ChamberlainHSUNIFORM, a series of Collectable Sports Assets, LLC

Exhibit 16 – Series Designation for Series #AlcindorUCLAJACKET, a series of Collectable Sports Assets, LLC

Exhibit 17 – Series Designation for Series #TroutGlove, a series of Collectable Sports Assets, LLC

Exhibit 18 – Series Designation for Series #55JackieRobinsonPSA10, a series of Collectable Sports Assets, LLC

Exhibit 19 – Series Designation for Series #MookieBettsGlove, a series of Collectable Sports Assets, LLC

Exhibit 20 – Series Designation for Series #LeBronBlackRefractor, a series of Collectable Sports Assets, LLC

Exhibit 21 – Series Designation for Series #LamarJacksonBasket, a series of Collectable Sports Assets, LLC

Exhibit 22 – Series Designation for Series #GiannisRPA, a series of Collectable Sports Assets, LLC

Exhibit 23 – Series Designation for Series #BradyRookie, a series of Collectable Sports Assets, LLC

Exhibit 24 – Series Designation for Series #1986WAX, a series of Collectable Sports Assets, LLC

Exhibit 25 – Series Designation for Series #Seaver1971PSA10, a series of Collectable Sports Assets, LLC

Exhibit 26 – Series Designation for Series #gretzkyopeechee1979, a series of Collectable Sports Assets, LLC

Exhibit 27 – Series Designation for Series #zionrpaBGS9, a series of Collectable Sports Assets, LLC

2.            Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (ix), replace the “.” that appears at the end of current subsection (x) with a “;”, and to add the following immediately below current subsection (x) thereof:

Fourth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 6

(xi)	Series #JackieRobinsonAutoBat;
(xii)	Series #Unitas1965Jersey;
(xiii)	Series #AliWBCBelt;
(xiv)	Series #ChamberlainHSUNIFORM;
(xv)	Series #AlcindorUCLAJACKET;
(xvi)	Series #TroutGlove;
(xvii)	Series #55JackieRobinsonPSA10;
(xviii)	Series #MookieBettsGlove;
(xix)	Series #LeBronBlackRefractor;
(xx)	Series #LamarJacksonBasket;
(xxi)	Series #GiannisRPA;
(xxii)	Series #BradyRookie;
(xxiii)	Series #1986WAX;
(xxiv)	Series #Seaver1971PSA10;
(xxv)	Series #gretzkyopeechee1979; and
(xxvi)	Series #zionrpaBGS9.

3.            Section 15.11(b) of the Existing Operating Agreement change the reference from “Exhibits 1-11” to “Exhibits 1-27”.

4.            Signature blocks for each of Series #JACKIEROBINSONAUTOBAT; #UNITAS1965JERSEY; #ALIWBCBELT; CHAMBERLAINHSUNIFORM; #ALCINDORUCLAJACKET; #TROUTGLOVE; #55JACKIEROBINSONPSA10; #MOOKIEBETTSGLOVE; #LEBRONBLACKREFRACTOR; #LAMARJACKSONBASKET; #GIANNISRPA; #BRADYROOKIE; #1986WAX; #SEAVER1971PSA10, #gretzkyopeechee1979; and #zionrpaBGS9 shall be added to the signature page(s).

5.            Schedules I through XVI to this Amendment shall be added, respectively, as Exhibits 12 through 27 to the Existing Operating Agreement.

6.            No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

7.            Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

8.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Fourth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 6

Signature Page

to

AMENDMENT NO. 4 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Fourth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF THE COMPANY:		MANAGING MEMBER OF SERIES #CURRYBASKET:

CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #RUTHGEHRHIGBALL:		MANAGING MEMBER OF SERIES #LEBRONROOKIE:

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#COBBMINTE98:		#KAWHIBASKET:

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES #MANTLEMINT1953:		MANAGING MEMBER OF SERIES #JORDANPSA10

By: CS Assets Manager, LLC, a Delaware limited liability company		By: CS Assets Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

Fourth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 6

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#LUKA ROOKIE:		#MAHOMES ROOKIE:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MAGICBIRDDRJ:		#JackieRobinsonAutoBat:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#Unitas1965Jersey:		#AliWBCBelt:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#ChamberlainHSUNIFORM:		#AlcindorUCLAJACKET:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#TroutGlove:		#55JackieRobinsonPSA10:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#MookieBettsGlove:		#LeBronBlackRefractor:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
##LamarJacksonBasket:		#GiannisRPA:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES		MANAGING MEMBER OF SERIES
#BradyRookie:		#1986WAX:

By: CS Asset Manager, LLC, a Delaware limited liability company		By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine	By:	/s/ Ezra Levine
Name:	Ezra Levine	Name:	Ezra Levine
Title:	CEO	Title:	CEO

MANAGING MEMBER OF SERIES
#SEAVER1971PSA10:

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

MANAGING MEMBER OF SERIES
#GretzkyOpeechee1979:

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

MANAGING MEMBER OF SERIES
#ZionRPABGS9:

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Fourth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 6

Schedule I to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 12

Series Designation of #JACKIEROBINSONAUTOBAT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIEROBINSONAUTOBAT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIEROBINSONAUTOBAT with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIEROBINSONAUTOBAT until dissolution of #JACKIEROBINSONAUTOBAT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #JACKIEROBINSONAUTOBAT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIEROBINSONAUTOBAT through that certain Consignment Agreement dated as of October 11, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIEROBINSONAUTOBAT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIEROBINSONAUTOBAT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #JACKIEROBINSONAUTOBAT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIEROBINSONAUTOBAT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIEROBINSONAUTOBAT sold at the Initial Offering of the #JACKIEROBINSONAUTOBAT Interests (excluding the #JACKIEROBINSONAUTOBAT Interests acquired by any Person other than Investor Members).

Other rights	Holders of #JACKIEROBINSONAUTOBAT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIEROBINSONAUTOBAT Interests.

Officers	There shall initially be no specific officers associated with #JACKIEROBINSONAUTOBAT, although, the Managing Member may appoint Officers of #JACKIEROBINSONAUTOBAT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	This single signed Jackie Robinson Louisville Slugger bat was produced by the Hillerich & Bradsby sporting Goods Company in 1950. Harry D. Evans, a true pioneer baseball collector, inscribed Jackie Robinson’s statistics from the 1949 season to celebrate Jackie’s being the 1949 National League Batting Champion and then he had Jackie Robinson autograph the bat. Joel Platt, lead member of the Platt Investment Group who owns the bat, obtained the bat upon his purchase of the Harry D. Evans baseball collection shortly after Evan’s demise.

•	Jackie Robinson memorabilia has always been highly sought after in the sports collectibles hobby. After the popularity of the 2013 movie about Jackie Robinson titled, “42,” the desire for Robinson memorabilia has become even stronger. Moreover, the movie has been released on September 3rd, 2020 in over 300 theatres in tribute to both Jackie Robinson and the actor, Chadwick Boseman, who recently passed away at the young age of 43.

•	The Jackie Robinson signature was authenticated by James Spence Authentication (JSA) in 2020.

Notable Features:

•	The item is an autographed 125 H & B Louisville Slugger Jackie Robinson model stats bat.

•	The name Jackie Robinson is embedded in one part of the barrel of the bat. On the other side of the barrel is all of Jackie Robinson’s statistics from the 1949 season along with the words “National League Batting Champion 1940.” Harry Evans neatly wrote all the stats on the bat by hand. Underneath the statistics is Jackie Robinson’s authentic signature.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series  #JACKIEROBINSONAUTOBAT going forward.

SERIES #JROBINSONAUTOBAT
Sport	Baseball
Professional League	Major League Baseball
Player	Jackie Robinson
Team	Dodgers
Season	1949-1950
Memorabilia Type	Baseball Bat
Manufacturer	Hillerich & Bradsby
Subject	Jackie Robinson
Authentication	James Spence Authentication #BB63117
Grade	N/A

Schedule II to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 13

Series Designation of #UNITAS1965JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#UNITAS1965JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #UNITAS1965JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #UNITAS1965JERSEY until dissolution of #UNITAS1965JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #UNITAS1965JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #UNITAS1965JERSEY through that certain Consignment Agreement dated as of October 11, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #UNITAS1965JERSEY from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #UNITAS1965JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Number of #UNITAS1965JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #UNITAS1965JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #UNITAS1965JERSEY sold at the Initial Offering of the #UNITAS1965JERSEY Interests (excluding the #UNITAS1965JERSEY Interests acquired by any Person other than Investor Members).

Other rights	Holders of #UNITAS1965JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #UNITAS1965JERSEY Interests.

Officers	There shall initially be no specific officers associated with #UNITAS1965JERSEY, although, the Managing Member may appoint Officers of #UNITAS1965JERSEY from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and Authentication

•	Johnny Unitas 1965 Game Worn (White) Road Jersey signed "Best Wishes to Joel.” The Joel referenced is Joel Platt, the head of the Platt Investment Group who owns the jersey. Joel Platt is also the founder of the Sports Immortals, Inc

•	Joel Platt obtained this jersey directly from the equipment manager of the Baltimore Colts, Roy “Friday” Macklem. Mr. Platt was able to have Johnny Unitas autograph the jersey at a later date.

•	This jersey has been authenticated and photo matched to a 1965 game by Sports Investors Authentication in 2020. The signature has been authenticated by James Spence Authentication (JSA) in 2020.

•	Johnny Unitas game worn jerseys are highly sought after in the sports collectibles hobby and have achieved high values for past sales. Some examples include; Hunt Auctions sold a 1968 jersey for $103,000 in 2015 and that same year Grey Flannel sold a jersey with no definitive date for $118,230.

Notable Features:

•	Description: Presented is a road Baltimore Colts jersey issued and used by #19 Johnny Unitas in the 1965 NFL season. The item is consistent with specifications of the professional jersey style for the Colts in the 1965 season. White nylon dureen fabric pull-over long-sleeve jersey manufactured by MacGregor. “19” centered on the front and back in one color blue tackle twill. No name on the back which is correct for the period. Both shoulders have two blue stripes. On both sleeves the player’s number “19” is sewn in one color blue tackle twill. Jersey is signed by Unitas and inscribed “Best Wishes Joel '' across the front of the jersey (Sports Investors Authentication has no opinion on the signature).

•	Photo Match/Provenance: Sports Investors Authentication was able to conclusively match this jersey to being worn by Johnny Unitas on September 26, 1965. In that game he threw for 210 yards while throwing for one touchdown. Jersey comes with a notarized letter that it was gifted to Joel Platt of Sports Immortals, by the equipment manager of the Baltimore Colts Roy “Friday” Macklem, and has remained in his personal collection since.

•	Manufacturer and Team Tagging: Macgregor manufacturer size 46 tag is sewn in the tail of the jersey. Directly to the left of it is a washing instruction manufacturer tag. All tagging matches exemplars on hand.

Wear and Tear

It is clear that this jersey has been washed and used many times. There are team repairs on the front and back of the jersey. Dirt stains are present throughout. Twill numbers shows heavy puckering and the manufacturer tag is starting to come apart, which is to be expected, from repeated use. Besides for the team repairs the jersey remains unaltered and is 100% original.

Notable Defects:

There are none other than are referenced under “Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #UNITAS1965JERSEY going forward.

SERIES #UNITAS1965Jersey
Sport	Football
Professional League	National Football League
Player	Johnny Unitas
Team	Baltimore Colts
Season	1965
Memorabilia Type	Jersey
Manufacturer	Macgregor
Subject	Johnny Unitas
Authentication	LOA from Sports Investors Authentication 2009 l9Gl Photo Match Letter from Sports Investors Authentication 2009 l9Gl LOA from JSA for Autograph BB63122
Grade	N/A

Schedule III to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 14

Series Designation of #ALIWBCBELT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ALIWBCBELT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ALIWBCBELT with effect from the effective date hereof and shall continue to act as the Managing Member of #ALIWBCBELT until dissolution of #ALIWBCBELT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #ALIWBCBELT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ALIWBCBELT through that certain Consignment Agreement dated as of October 11, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ALIWBCBELT from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ALIWBCBELT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $450,000.

Number of #ALIWBCBELT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ALIWBCBELT Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ALIWBCBELT sold at the Initial Offering of the #ALIWBCBELT Interests (excluding the #ALIWBCBELT Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ALIWBCBELT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ALIWBCBELT Interests.

Officers	There shall initially be no specific officers associated with #ALIWBCBELT, although, the Managing Member may appoint Officers of #ALIWBCBELT from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	In 1976 the WBC began the practice of giving out its Championship Green Belt. This continued until 1978. Research shows less than 20 champions received one of these green belts during this two year period. One of them was Muhammad Ali to whom the WBC awarded in honor of his victory of George Foreman in 1974.

•	The Platt Investment Group owns this item. Joel Platt purchased the item from Muhammad Ali’s father, Cassius Clay Sr. upon visiting him at his home in Louisville, Kentucky on February 22, 1989.

•	The item comes with a Letter of Opinion from esteemed Boxing Historian, Craig Hamilton, who stated, “I, Craig Hamilton of JO Sports, mc. certify that the championship belt described herein is, in my opinion, an original championship belt awarded to Muhammad Ali in 1976 by the World Boxing Council (WBC) for his victory over George Foreman in 1974.” In addition, Hamilton stated the following facts: there is an authentic Cassius Clay Sr. inscription on the belt “Championship Belt Won by my son Muhammad Ali, signed Cassius Clay, Sr.”; there is a cashed check and a handwritten letter from Cassius Clay Sr. to Joel Platt saying the following; “Joel Platt has purchased from Cassius Clay Sr. the championship belt of his son for the Sports Immortals Museum, In the event Ali should object to having his belt displayed in the Sports Immortals Museum, the belt would be returned and Joel Platt would be reimbursed, Any objection would have to be in writing by Muhammad Ali within six months of the date of the letter. The letter is signed by Cassius Clay Sr., Joel Platt and two witnesses. Lastly Hamilton authenticated the signature of Muhammad Ali on a 1994 letter where he stated, “It is an honor to have my Championship Belt in the Sports Immortals Museum.”

•	Craig Hamilton has opined that two authentic WBC belts were awarded to Muhammad Ali in 1976 for is 1974 victory over George Foreman. The provenance of Platt belt comes directly from Muhammad Ali’s father, along with a signed letter from Ali acknowledging the belt as his , while the provenance of the other belt comes from one of Ali’s cornermen, Bundini Brown.

•	Based on the only photo known to exist from the Ali vs. Dunn fight which shows Ali wearing a green belt similar to both belts described by Craig Hamilton, it is impossible to photo match which belt he is wearing in the photo.

Notable Features:

The belt is green leather. It has a center plate with two small medallion plates to the right and left not connected by metallic chains. It has a clasp on the right. The belt closes on the side, not the back. The verbiage on the belt center plate is, WORLD CHAMPION W.B.C. adidas. The smaller plate medallions have a wreath around the perimeter with a green doral design at center. The length of the belt is approximately 41 inches. The width at the widest point is 8 inches and at the smallest point 3.5 inches. There are six eyelets. There are gold lines on the front perimeter.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #ALIWBCBELT going forward.

SERIES #ALIWBCBELT
Sport	Boxing
Professional League	World Boxing Council
Athlete	Muhammad Ali
Team	N/A
Season	N/A
Memorabilia Type	Championship Belt
Manufactured in/ Designed by	France/Huguerin
Subject	Muhammad Ali
Authentication	Craig Hamilton
Grade	N/A

Schedule IV to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 15

Series Designation of #CHAMBERLAINHSUNIFORM,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CHAMBERLAINHSUNIFORM, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CHAMBERLAINHSUNIFORM with effect from the effective date hereof and shall continue to act as the Managing Member of #CHAMBERLAINHSUNIFORM until dissolution of #CHAMBERLAINHSUNIFORM pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #CHAMBERLAINHSUNIFORM shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CHAMBERLAINHSUNIFORM through that certain Consignment Agreement dated as of October 11, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CHAMBERLAINHSUNIFORM from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CHAMBERLAINHSUNIFORM Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.

Number of #CHAMBERLAINHSUNIFORM Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CHAMBERLAINHSUNIFORM Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CHAMBERLAINHSUNIFORM sold at the Initial Offering of the #CHAMBERLAINHSUNIFORM Interests (excluding the #CHAMBERLAINHSUNIFORM Interests acquired by any Person other than Investor Members).

Other rights	Holders of #CHAMBERLAINHSUNIFORM Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CHAMBERLAINHSUNIFORM Interests.

Officers	There shall initially be no specific officers associated with #CHAMBERLAINHSUNIFORM, although, the Managing Member may appoint Officers of #CHAMBERLAINHSUNIFORM from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	Wilt Chamberlain Overbrook High School Uniform (Jersey and Shorts). The Jersey is signed on the front and back by Wilt Chamberlain. The jersey is signed “Wilt Chamberlain” on the front and “Best, Wilt Chamberlain” on the back.

•	The Uniform has been authenticated by Sports Investors Authentication for usage and the two signatures on front and back have been authenticated by James Spence Authentication (JSA).

•	Joel Platt, the head of the Platt Investment Group who owns the uniform, obtained the uniform directly from Wilt Chamberlain’s mother during a visit to her home in Philadelphia on June 26th, 1961. Wilt’s mother signed a letter stating it’s a pleasure to hand over Wilt’s Overbrook High School Uniform and Good Luck. Joel Platt is also the founder of the Sports Immortals, Inc.

•	Wilt Chamberlain Game Worn items are highly coveted in the sports collectibles hobby. In 2015 Grey Flannel Auctions sold a Chamberlain Philadelphia Jersey from the 1961-62 season for $130,000 and in 2013 a pair of Chamberlain Shorts sold for $21,510 through Heritage Auctions. LeBron James’ High School jersey sold for $197,500 in 2019 through Goldin Auctions. James’ High School Jersey greatly outsold the value of any of his professional jerseys. The same argument could be made for Chamberlain’s High School Uniform. A Chamberlain game worn Overbrook High School jersey was sold by Leland’s Auctions in 2003 for $50,000.

•	During the 1990’s, there was a restaurant in Boca Raton, Florida called Wilt Chamberlain’s. Wendy Platt Wilson, a member of the Platt Investment Group, met Wilt Chamberlain at the restaurant on a day she knew he would be there and had him sign the Overbrook Jersey on the front and back.

Notable Features:

•	Description: Presented is an Overbrook High School uniform issued and worn by Wilt Chamberlain during the mid-1950s. Jersey is a white nylon dureen pullover made by an unknown manufacturer. On the front of the jersey, the school's name "OVERBROOK" is radially arched in black felt across the front. Centered on the front and back is the player's number "5" also in black felt. Collar and shoulders are trimmed in sewn-in two-color knit orange-black elastic trim. Chamberlain has signed the front and back of the jersey in black marker. (Sports Investors Authentication has no opinion on the signatures.) Shorts are a similar material manufactured by Rawlings, with sewn-in knit black elastic drawstring waistband. A three-color black-orange-black ribbon goes down both sides of the shorts and wraps around each leg at the end of the shorts. Uniform matches school style from the mid-1950s when Chamberlain went to school at Overbrook High School.

•	Provenance: Uniform comes with a notarized letter from Sports Immortals and a signed family letter, stating that the uniform was gifted to Joel Platt of Sports Immortals by Wilt Chamberlain's mom on June 26, 1961.

•	Labeling: An ineligible manufacturer tag is sewn into the inseam of the jersey. Shorts have a Rawlings manufacturer tag with a dry cleaning tag sewn into the inside waistband. Player's name "CHAMBERLAIN" is handwritten in an unknown hand under the manufacturer tag. An additional "M&H Sport Store" tag is also sewn into the inside of the shorts.

•	Wear & Repairs: Uniform shows evidence of laundering and shows heavy wear. There are loose threads and some puckering throughout the uniform. Uniform shows signs of shrinking from incorrect washing. Minor staining present.

Notable Defects:

There are none other than are referenced under “Notable Features – Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #CHAMBERLAINHSUNIFORM going forward.

SERIES #ChamberlainHSUniform
Sport	Basketball
Professional League	National Basketball Association
Player	Wilt Chamberlain
Team	Overbrook High School
Season	1953-1955
Memorabilia Type	Jersey and Shorts
Manufacturer	Jersey--N/A Shorts--Rawlings
Subject	Wilt Chamberlain
Authentication	LOA from Sports Investors Authentication 200919G4 LOA from JSA for Autograph BB63119
Grade	N/A

Schedule V to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 16

Series Designation of #ALCINDORUCLAJACKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ALCINDORUCLAJACKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ALCINDORUCLAJACKET with effect from the effective date hereof and shall continue to act as the Managing Member of #ALCINDORUCLAJACKET until dissolution of #ALCINDORUCLAJACKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ALCINDORUCLAJACKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ALCINDORUCLAJACKET through that certain Consignment Agreement dated as of October 11, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ALCINDORUCLAJACKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ALCINDORUCLAJACKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.
Number of #ALCINDORUCLAJACKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ALCINDORUCLAJACKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ALCINDORUCLAJACKET sold at the Initial Offering of the #ALCINDORUCLAJACKET Interests (excluding the #ALCINDORUCLAJACKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ALCINDORUCLAJACKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ALCINDORUCLAJACKET Interests.
Officers	There shall initially be no specific officers associated with #ALCINDORUCLAJACKET, although, the Managing Member may appoint Officers of #ALCINDORUCLAJACKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	Lew Alcindor Game Worn UCLA Warm Up Jacket from 1969. It is photo-matched to his celebration after helping UCLA win three straight championship titles from 1967 to 1969.

•	Joel Platt, the head of the Platt Investment Group who owns the warmup jacket, obtained the jacket from his long time friend and former equipment manager of the Los Angeles Rams, Don Hewitt. Mr. Hewitt was friendly with the equipment manager of the UCLA basketball team and was able to secure it for Mr. Platt, who is also the founder of the Sports Immortals, Inc.

•	The Warmup Jacket has been authenticated for usage by Sports Investors Authentication in 2020. The jacket has also been photo matched to the post game celebration after the 1969 NCAA National Championship Game as well as the cover of Sports Illustrated from March 31, 1969.

•	Lew Alcindor converted to Islam in 1968 and adopted the name Kareem Abdul-Jabbar. He did start using his new name until 1971. This date is important when it comes to the sports collectibles industry because game worn items from the era when he was Lew Alcindor sell at a premium to those that he wore as Kareem Abdul-Jabbar and are much more scarce.

Notable Features:

•	Description: Presented is a 1968-1969 UCLA Bruins #33 Lew Alcindor (Kareem Abdul-Jabbar) Sand-Knit eight-button, size 46,blue colored warm-up jacket. “UCLA” vertically arched across the front in gold outlined in white tackle twill. Player’s number“33” on the left sleeve in gold outlined in white tackle twill. Both sleeves have a gold and white stripe. Sleeve ends, collar, and hem all trimmed in four-color blue-white-gold-blue sewn-in elastic knit.

•	Photo Match/Provenance: Sports Investors Authentication was able to conclusively photo match this jacket to being worn by Lew Alcindor throughout the 1968-1969 season, including when they won the men’s NCAA Division I Basketball Tournament on March22, 1969 against Purdue. Lew Alcindor was named the tournament’s Most Outstanding Player. This was the same jacket Alcindor wore when he was on the cover of Sports Illustrated (March 31, 1969). Jacket comes with a letter from Joel Platt of Sports Immortals stating he received the jacket from the equipment manager of the Los Angeles Rams and has remained in his collection since.

•	Manufacturer and Team Labeling: Sand-Knit size 46 manufacturer tag is sewn into the inside back collar. Tagging style matches exemplars on hand.

•	Wear & Repairs: The jacket shows definite signs of a season of wear. It is clear the jacket has been washed and worn many times. The tackle twill has puckered from repeated washings. There are slight stains on the front of the jacket. There are no signs of any repairs or alterations to the jacket, and it is in very good condition overall.

Notable Defects:

There are none other than are referenced under “Notable Features – Wear and Tear”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #ALCINDORUCLAJACKET going forward.

SERIES #AlcindorUCLAJacket
Sport	Basketball
College	UCLA
Player	Lew Alcindor
Team	UCLA
Season	1969
Memorabilia Type	Warm Up Jacket
Manufacturer
Subject	Lew Alcindor
Authentication	Sports Investors Authentication #200926F2
Grade	N/A

Schedule VI to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 17

Series Designation of #TROUTGLOVE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TROUTGLOVE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TROUTGLOVE with effect from the effective date hereof and shall continue to act as the Managing Member of #TROUTGLOVE until dissolution of #TROUTGLOVE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TROUTGLOVE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TROUTGLOVE through that certain Consignment Agreement dated as of October 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TROUTGLOVE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TROUTGLOVE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $330,000.
Number of #TROUTGLOVE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TROUTGLOVE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TROUTGLOVE sold at the Initial Offering of the #TROUTGLOVE Interests (excluding the #TROUTGLOVE Interests acquired by any Person other than Investor Members).

Other rights	Holders of #TROUTGLOVE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TROUTGLOVE Interests.

Officers	There shall initially be no specific officers associated with #TROUTGLOVE, although, the Managing Member may appoint Officers of #TROUTGLOVE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#TroutGlove is among the most desirable collectables from the biggest star in baseball today. It was worn during multiple seasons and while making “The Catch”. Very few collectables have seen such prolonged player use and can be attributed to one of a star athlete’s signature moments.

•	The glove was worn throughout the 2015 and 2016 seasons. Trout received American League MVP honors in 2016, and came in 2nd in 2015 voting. The glove was also worn during both season’s All Star Games. Players use gloves for a much longer period of time than other pieces of equipment. Multiple bats may be used in a single game and numerous sets of jerseys are worn each season. Because of this, gloves are much rarer pieces of equipment, and offer collectors the ability to own something worn during a meaningful stretch of Trout’s historic career.

•	The glove was also worn during what has come to be known as “The Catch.” On September 26, 2015, Trout made a perfectly timed, leaping catch at full extension to rob Seattle Mariner Jesus Montero of a 3 run homerun. The highlight reel catch spread around the baseball world and is perhaps the athletic center fielder’s most well-known defensive play. It was a signature moment of the future Hall of Famer’s career.

•	The leather glove was manufactured by Nike and is a DE Pro model. It features a pro style sixth finger web and closed back. The size is 12.75 inches and has considerable game use throughout.

•	#TroutGlove has a letter of Authenticity from Anderson Authentics, which is Trout’s memorabilia sales and marketing company. It has also been authenticated by PSA / DNA (LOA 1G00500).

Notable Features:

•	#TroutGlove shows evidence of use throughout. The pocket and web face are well worn and a coat of pine tar surrounding the back wrist enclosure. Both the thumb and pinky finger have been reinforced with inserts.

•	Glove is signed by Trout and includes inscriptions “15-16 G/U”,” MVP”, “ASG”,” ‘The Catch’ 9-26-15”. Inscriptions refer to the seasons worn, winning the American League MVP Award, use in All Star Games, and the catch against Jesus Montero of the Mariners.

Notable Defects:

There are none other than are referenced under “Notable Features”.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #TROUTGLOVE going forward.

SERIES #TroutGlove
Sport	Baseball
Professional League	Major League Baseball
Player	Mike Trout
Team	Los Angeles Angels
Year	2015-2016
Memorabilia Type	Gameworn Fielder’s Glove
Manufacturer	Nike
Subject	Mike Trout
Authentication	PSA 1G00500
Grade	N/A

Schedule VII to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 18

Series Designation of #55JACKIEROBINSONPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#55JACKIEROBINSONPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #55JACKIEROBINSONPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #55JACKIEROBINSONPSA10 until dissolution of #55JACKIEROBINSONPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #55JACKIEROBINSONPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #55JACKIEROBINSONPSA10 through that certain Consignment Agreement dated as of October 14, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #55JACKIEROBINSONPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #55JACKIEROBINSONPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $410,000.
Number of #55JACKIEROBINSONPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #55JACKIEROBINSONPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #55JACKIEROBINSONPSA10 sold at the Initial Offering of the #55JACKIEROBINSONPSA10 Interests (excluding the #55JACKIEROBINSONPSA10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #55JACKIEROBINSONPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #55JACKIEROBINSONPSA10 Interests.
Officers	There shall initially be no specific officers associated with #55JACKIEROBINSONPSA10, although, the Managing Member may appoint Officers of #55JACKIEROBINSONPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#Robinson1955Card is truly a one of a kind card of the Baseball and Civil Right Movement hero, Jackie Robinson. PSA has had more than 4,000 examples submitted for grading, and this was the only card to earn a Gem Mint 10 grade.

•	The 1955 Topps is the second to last gum card that Robinson would be featured on in his career.

Notable Features:

•	The yellow background of this card is known to attract trace imperfections. This coloration of this example is flawless.

•	The Topps 1955 set features a redesign that marked the first use of a horizontal format for player depictions through the entire production run.

•	1955 was a special season for Robinson. He would win the only World Series championship of his career. This would also be the Brooklyn Dodgers sole title prior to moving west to Los Angeles.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #55JACKIEROBINSONPSA10 going forward.

SERIES #55JackieRobinsonPSA10
Sport	Baseball
Professional League	Major League Baseball
Player	Jackie Robinson
Team	Brooklyn Dodgers
Year	1955
Memorabilia Type	Card
Manufacturer	Topps
Set Number	50
Population Report	1 (PSA Gem Mint 10)
Subject	Jackie Robinson
Authentication	PSA 07002118
Grade	Gem Mint 10

Schedule VIII to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 19

Series Designation of #MOOKIEBETTSGLOVE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MOOKIEBETTSGLOVE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MOOKIEBETTSGLOVE with effect from the effective date hereof and shall continue to act as the Managing Member of #MOOKIEBETTSGLOVE until dissolution of #MOOKIEBETTSGLOVE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MOOKIEBETTSGLOVE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MOOKIEBETTSGLOVE through that certain Consignment Agreement dated as of October 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MOOKIEBETTSGLOVE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MOOKIEBETTSGLOVE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MOOKIEBETTSGLOVE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MOOKIEBETTSGLOVE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MOOKIEBETTSGLOVE sold at the Initial Offering of the #MOOKIEBETTSGLOVE Interests (excluding the #MOOKIEBETTSGLOVE Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MOOKIEBETTSGLOVE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MOOKIEBETTSGLOVE Interests.
Officers	There shall initially be no specific officers associated with #MOOKIEBETTSGLOVE, although, the Managing Member may appoint Officers of #MOOKIEBETTSGLOVE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#MookieBettsGlove is a unique opportunity to own a piece of memorabilia from one of Major League Baseball’s superstar five tool players. This is possibly the only item Betts used throughout his historic 2018 season, where he amassed a list of accomplishments unmatched in Baseball’s history.

•	The #MookieBettsGlove was used throughout the regular and postseason. Notably, he was wearing the glove while the Red Sox secured the 2018 World Series championship over the Dodgers. The glove is signed by Betts on the right side of the wrist strap and inscribed the bible verse “Rom 8:31”.

•	#MookieBettsGlove was obtained by Betts’ offseason hitting coach, Michael Coleman - a former Major League Player and current owner of M3 Baseball Training. A notarized letter indicates that Coleman received the glove directly from Betts and the glove was Betts’ primary glove throughout the 2018 season.

•	The PSA/DNA Letter of Authenticity (Certification: 1G00537) warrants the glove’s use throughout the 2018 regular season, postseason, and World Series. The letter includes 4 images of Betts wearing the glove during the All Star Game, American League Championship Series, and World Series.

•	The Wilson glove is a MB50 Outfielder’s model, size 12.75”. It features a Dual Post H web style.

Notable Features:

•	#MookieBettsGlove displays considerable evidence of use. The pocket, face of the web, and body of the glove all display visible wear.

•	The glove is constructed with Wilson’s top grade blue and beige tanned steerhide, bound with red and blue tanned rawhide laces.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #MOOKIEBETTSGLOVE going forward.

SERIES #MookieBettsGlove
Sport	Baseball
Professional League	Major League Baseball
Player	Mookie Betts
Team	Boston Red Sox
Year	2018
Memorabilia Type	Gameworn Fielder’s Glove
Manufacturer	Wilson
Subject	N/A
Authentication	PSA 1G00537
Grade	N/A

Schedule IX to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 20

Series Designation of #LEBRONBLACKREFRACTOR,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONBLACKREFRACTOR, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONBLACKREFRACTOR with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONBLACKREFRACTOR until dissolution of #LEBRONBLACKREFRACTOR pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONBLACKREFRACTOR shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONBLACKREFRACTOR through that certain Consignment Agreement dated as of October 2, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONBLACKREFRACTOR from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONBLACKREFRACTOR Interests the Company can issue may not exceed the purchase price, in the aggregate, of $160,000.
Number of #LEBRONBLACKREFRACTOR Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONBLACKREFRACTOR Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONBLACKREFRACTOR sold at the Initial Offering of the #LEBRONBLACKREFRACTOR Interests (excluding the #LEBRONBLACKREFRACTOR Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONBLACKREFRACTOR Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONBLACKREFRACTOR Interests.
Officers	There shall initially be no specific officers associated with #LEBRONBLACKREFRACTOR, although, the Managing Member may appoint Officers of #LEBRONBLACKREFRACTOR from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	The 2003 Topps Chrome Black Refractor LeBron James Rookie Card is considered one of the crown jewels of one of the greatest basketball players of all time. James has already secured his spot in history among the greats, and he continues to add to his achievements.
•	The black refractor series features fragile black borders, making a card in this pristine condition nearly impossible to find. This has caused pricing on these cards to become very sensitive to condition.
•	Another James Chrome Black Refractor Rookie card was sold by PWCC Marketplace for $20,000 in May 2019. It was rated PSA 10 Gem Mint.
•	The 2003 Topps Chrome Basketball set featured several versions of the LeBron James cards. PSA population reports list 5,255 examples of the base card. By contrast the regular refractor lists only 129. The Black Refractor is rarer still, with only 129 across all grades. Within the realm of rare rookie cards for the NBA superstar, the #LebronBlackRefractor is truly unique.

Notable Features:

•	Beckett authentication number 0009987911 grades centering, edges, corners, and surface as 9.5 Mint. Only 27 cards have received a 9.5 or higher from Beckett.
•	Each card is individually numbered to 500. This example is number 160.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #LEBRONBLACKREFRACTOR going forward.

SERIES #LebronBlackRefractor
Sport	Basketball
Professional League	National Basketball Association
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003
Memorabilia Type	Trading Card
Manufacturer	Topps
Set Number	111
Population Report	27 (Beckett Gem Mint 9.5+)
Subject	LeBron James
Authentication	Beckett 0009987911
Grade	Gem Mint 9.5

Schedule X to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 21

Series Designation of #LAMARJACKSONBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LAMARJACKSONBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LAMARJACKSONBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #LAMARJACKSONBASKET until dissolution of #LAMARJACKSONBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LAMARJACKSONBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LAMARJACKSONBASKET through that certain Consignment Agreement dated as of October 6, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LAMARJACKSONBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LAMARJACKSONBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #LAMARJACKSONBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LAMARJACKSONBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LAMARJACKSONBASKET sold at the Initial Offering of the #LAMARJACKSONBASKET Interests (excluding the #LAMARJACKSONBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LAMARJACKSONBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LAMARJACKSONBASKET Interests.
Officers	There shall initially be no specific officers associated with #LAMARJACKSONBASKET, although, the Managing Member may appoint Officers of #LAMARJACKSONBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#LamarJacksonBasket consists of 4 individually signed and graded cards. Given the scarcity of Lamar Jackson cards in the market, this is a unique opportunity to invest in several of the young star’s premier cards.
•	The first card is a Panini 2018 National Treasures Green Jersey Number Jersey and Autograph. Rated 9 Mint by Beckett (0011849828). Graded 10 for both centering and edges and 9 for corners and surface. The card features a swatch of jersey from the home purple uniform, and a piece of a patch. It is signed and numbered 5/8.
•	The second card is a 2018 Panini Contenders Cracked Ice Autograph. The card is signed and the autograph is graded 10 by Beckett (0012437610). The card received a 9 Mint grade. Centering and edges are 9.5, surface a 9, and corners are 8.5. It is numbered 23/24.
•	The third card is a 2018 Panini Contenders Championship Ticket Lamar Jackson Autograph. The card is graded 9.5 Gem Mint by Beckett (0012437609). Centering, edges, and surface are all 9.5. Corners are graded 9. The autograph is graded 10. It is numbered 15/49.
•	The final card is a 2018 Panini Contenders Clear Ticket Autograph. It is rated 9.5 Gem Mint by Beckett (0012437608). Centering, edges, and corners are 9.5 and surface is 9. Signature is graded 10. It is numbered 04/10
•	An autographed patch card from Panini’s 2018 National Treasures set sold in auction for $30,000 in December 2019

Notable Features:

•	Each card features a clear signature in blue ink, with Jackson’s number 8 inscribed.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #LAMARJACKSONBASKET going forward.

SERIES #LamarJacksonBasket
Sport	Football
Professional League	National Football League
Player	Lamar Jackson
Team	Baltimore Ravens
Year	2018
Memorabilia Type	Trading Cards
Manufacturer	Panini
Set Number	National Treasures: 165 Cracked Ice: 112B Championship Ticket: 112A Clear Ticket: 112B
Population Report	National Treasures: 61 (Beckett 9+) Cracked Ice: 13 (Beckett 9+) Championship Ticket: 13 (Beckett 9.5+) Clear Ticket: 7 (Beckett 9.5+)
Subject	Lamar Jackson
Authentication	Beckett: 0011849828 0012437610 0012437609 0012437608
Grade	National Treasures: 9 Cracked Ice: 9 Championship Ticket: 9.5 Clear Ticket: 9.5

Schedule XI to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 22

Series Designation of #GIANNISRPA,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNISRPA, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNISRPA with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNISRPA until dissolution of #GIANNISRPA pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNISRPA shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNISRPA through that certain Consignment Agreement dated as of October 8, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNISRPA from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNISRPA Interests the Company can issue may not exceed the purchase price, in the aggregate, of $140,000.
Number of #GIANNISRPA Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNISRPA Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNISRPA sold at the Initial Offering of the #GIANNISRPA Interests (excluding the #GIANNISRPA Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GIANNISRPA Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNISRPA Interests.
Officers	There shall initially be no specific officers associated with #GIANNISRPA, although, the Managing Member may appoint Officers of #GIANNISRPA from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	2013 Panini National Treasure Giannis Antetokounmpo Patch Autograph is considered the Giannis Antetokounmpo rookie card. PSA has given only 3 other cards a 9+ Mint rating, making mint examples extremely hard to come by.
•	Numbered to 99, the National Treasure card has it all: memorabilia, autograph, limited production, and a well-established set for rookies. Beckett ranks it as the top Antetokounmpo rookie card, by a “decent margin.”
•	The card features an exceptionally large jersey patch with an on-card signature below.
•	The PSA 9 Mint rating is certification number 44386206,

Notable Features:

•	The card is autographed in bold blue ink, with no smudging or issues to be found.
•	The large jersey insert contains 2 separate patches, from what appears to be the jersey's rear name plate.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GIANNISRPA going forward.

SERIES #GiannisRPA
Sport	Basketball
Professional League	National Basketball Association
Player	Giannis Antetokounmpo
Team	Milwaukee Bucks
Year	2013
Memorabilia Type	Card
Manufacturer	Panini
Set Number	130
Population Report	4 (PSA Mint 9+)
Subject	Giannis Antetokounmpo
Authentication	PSA 44386206
Grade	Mint 9

Schedule XII to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 23

Series Designation of #BRADYROOKIE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADYROOKIE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	October 12, 2020
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADYROOKIE with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADYROOKIE until dissolution of #BRADYROOKIE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADYROOKIE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADYROOKIE through that certain Consignment Agreement dated as of October 6, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADYROOKIE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADYROOKIE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $80,000.
Number of #BRADYROOKIE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADYROOKIE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADYROOKIE sold at the Initial Offering of the #BRADYROOKIE Interests (excluding the #BRADYROOKIE Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BRADYROOKIE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADYROOKIE Interests.
Officers	There shall initially be no specific officers associated with #BRADYROOKIE, although, the Managing Member may appoint Officers of #BRADYROOKIE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	Beckett lists nearly 50 different Tom Brady rookie cards that were printed. They rank the SP Authentic to be the second most desirable, falling behind only a limited run autographed card.
•	The card hails from an era prior to memorabilia and autographs taking over the card industry. At this time, brands were crucial in determining collectability. SP Authentics was firmly positioned as the hobby’s premium brand. This position helped this set appeal to wide variety of collectors and helped establish the #BradyRookie as the most recognized Brady rookie card.
•	With only 1,250 cards printed, and less than 100 with a PSA Gem Mint 10 grade, demand for this card far exceeds supply of this elite offering.

Notable Features:

•	The 2000 SP Authentic football set consisted of 60 short printed rookie cards, each of which has a full color, action photo of the player with a white border, silver foil highlights and the SP Authentic logo.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #BRADYROOKIE going forward.

SERIES #BradyRookie
Sport	Football
Professional League	National Football League
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Trading Card
Manufacturer	SP Authentic
Set Number	118
Population Report	98 (PSA Gem Mint 10’s)
Subject	Tom Brady
Authentication	PSA 23437316
Grade	Gem Mint 10

Schedule XIII to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 24

Series Designation of #1986WAX,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1986WAX, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1986WAX with effect from the effective date hereof and shall continue to act as the Managing Member of #1986WAX until dissolution of #1986WAX pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #1986WAX shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1986WAX through that certain Consignment Agreement dated as of October 7, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1986WAX from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #1986WAX Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.

Number of #1986WAX Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1986WAX Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1986WAX sold at the Initial Offering of the #1986WAX Interests (excluding the #1986WAX Interests acquired by any Person other than Investor Members).

Other rights	Holders of #1986WAX Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1986WAX Interests.

Officers	There shall initially be no specific officers associated with #1986WAX, although, the Managing Member may appoint Officers of #1986WAX from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#1986Wax is an original retail box with 36 fresh unopened wax packs. Each pack contains 12 cards and 1 sticker.

•	This set is considered the premier basketball set to own, its status and significance is on the level of the 1952 Topps baseball set. Supply of these rare boxes cannot keep up with growing demand each year.

•	The 1986 class of rookies, highlighted by Michael Jordan, is perhaps the most accomplished in NBA history. A short list of stars and HoFers who appear in this set (many their rookie debut) include Michael Jordan, Charles Barkley, Clyde Drexler, Joe Dumars, Patrick Ewing, Karl Malone, Manute Bol, Wayman Tisdale, Chris Mullin, Hakeem Olajuwon, Isiah Thomas, Dominique Wilkins, James Worthy, Patrick Ewing, Magic Johnson, Julius Erving, Larry Bird and Kareem Abdul-Jabbar.

Notable Features:

•	#1986Wax has a rookie Michael Jordan card visible through the front of the package. This guarantees that at least one Jordan rookie is contained. There could be additional cards contained within, each one potentially worth $100,000.

•	The package contains 432 cards and 36 stickers.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #1986WAX going forward.

SERIES #1986Wax
Sport	Basketball
Professional League	National Basketball Association
Player	Various
Team	Various
Year	1986
Memorabilia Type	Trading Cards
Manufacturer	Fleer
Set Number	N/A
Population Report	N/A
Subject	Various
Authentication	N/A
Grade	N/A

Schedule XIV to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 25

Series Designation of #SEAVER1971PSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SEAVER1971PSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SEAVER1971PSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #SEAVER1971PSA10 until dissolution of #SEAVER1971PSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #SEAVER1971PSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SEAVER1971PSA10 through that certain Consignment Agreement dated as of September 30, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SEAVER1971PSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #SEAVER1971PSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $95,000.

Number of #SEAVER1971PSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SEAVER1971PSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SEAVER1971PSA10 sold at the Initial Offering of the #SEAVER1971PSA10 Interests (excluding the #SEAVER1971PSA10 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #SEAVER1971PSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SEAVER1971PSA10 Interests.

Officers	There shall initially be no specific officers associated with #SEAVER1971PSA10, although, the Managing Member may appoint Officers of #SEAVER1971PSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #SEAVER1971PSA10 going forward.

SERIES #SEAVER1971PSA10
Sport	Baseball
Professional League	Major League Baseball
Player	Tom Seaver
Team	New York Mets
Year	1971
Memorabilia Type	Trading Card
Manufacturer	Topps
Set Number	160
Population Report	1 (PSA Gem Mint 10s)
Subject	Tom Seaver
Authentication	03000903
Grade	Gem Mint10

Schedule XV to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 26

Series Designation of #GRETZKYOPEECHEE1979,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GRETZKYOPEECHEE1979, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GRETZKYOPEECHEE1979 with effect from the effective date hereof and shall continue to act as the Managing Member of #GRETZKYOPEECHEE1979 until dissolution of #GRETZKYOPEECHEE1979 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #GRETZKYOPEECHEE1979 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GRETZKYOPEECHEE1979 through that certain Consignment Agreement dated as of October 14, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GRETZKYOPEECHEE1979 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #GRETZKYOPEECHEE1979 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $85,000.

Number of #GRETZKYOPEECHEE1979 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GRETZKYOPEECHEE1979 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GRETZKYOPEECHEE1979 sold at the Initial Offering of the #GRETZKYOPEECHEE1979 Interests (excluding the #GRETZKYOPEECHEE1979 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #GRETZKYOPEECHEE1979 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GRETZKYOPEECHEE1979 Interests.

Officers	There shall initially be no specific officers associated with #GRETZKYOPEECHEE1979, although, the Managing Member may appoint Officers of #GRETZKYOPEECHEE1979 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#GretzkyOpeechee1979 is one of 89 PSA9 1979 Wayne Gretzky O-Pee-Chee .This is the key rookie card of hockey's greatest player.

•	The 1979 O-Pee-Chee set has to contend with a few major condition obstacles including chipping along the blue border, print defects and severe rough-cuts, making PSA Mint 9 or better examples very hard to come by. In addition, the centering on this card is often found in the 60/40 or worse range.

•	The card boasts beautiful centering with fantastic borders and sharp corners. Well printed with wonderful color and clarity.

Notable Features:

•	O-Pee-Chee cards from this era are known for their rough edges. The reason why the uneven edges are so common to see is because the company would cut the sheets its cards were printed on with wires and the stacked sheets could also shift during the cutting process.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #GretzkyOpeechee1979 going forward.

SERIES #GretzkyOpeechee1979
Sport	Hockey
Professional League	National Hockey League
Player	Wayne Gretzky
Team	Edmonton Oilers
Year	1979
Memorabilia Type	Trading Cards
Manufacturer	O-Pee-Chee
Number	18
Population Report	89 (PSA 9)
Subject	Wayne Gretzky
Authentication	24660286
Grade	PSA 9

Schedule XVI to Fourth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 27

Series Designation of #ZIONRPABGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ZIONRPABGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	October 12, 2020

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ZIONRPABGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #ZIONRPABGS9 until dissolution of #ZIONRPABGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset

The Series Assets of #ZIONRPABGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ZIONRPABGS9 through that certain Consignment Agreement dated as of October 14, 2020, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ZIONRPABGS9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ZIONRPABGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $140,000.

Number of #ZIONRPABGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ZIONRPABGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ZIONRPABGS9 sold at the Initial Offering of the #ZIONRPABGS9 Interests (excluding the #ZIONRPABGS9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ZIONRPABGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ZIONRPABGS9 Interests.

Officers	There shall initially be no specific officers associated with #ZIONRPABGS9, although, the Managing Member may appoint Officers of #ZIONRPABGS9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication

•	#ZionRPABGS9 is one of 8 Beckett Mint 9 Zion Williamson Rookie National Treasures Autograph Patch cards. This rookie card checks just about every box a collector dreams of: NBA phenom, high-end set, memorabilia, autograph, and a rare high grade.

•	Panini has an exclusive deal with Williamson, making them the only card company that can print his autograph and/or memorabilia cards. Beckett calls the National Treasures Autograph Patch card the “Cadillac” of Williamson rookie cards. #ZionRPABGS9 is an even rarer version (Stars and Stripes), of which production was less than a third of the ‘traditional’ card.

•	The card is numbered 22/30.

Notable Features:

•	The vertically oriented card features a photo of Williamson taking a shot across the left side of the card. A large piece of a game worn jersey, with what appears to be pieces of the letters ‘R’ and ‘L’ from the front of the jersey’s ‘New Orleans’ script, dominates the center of the card. Below that is a clear, bold autograph in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the Series #ZionRPABGS99 going forward.

SERIES #ZionRPABGS9
Sport	Basketball
Professional League	National Basketball Association
Player	Zion Williamson
Team	New Orleans Pelicans
Year	2019-20
Memorabilia Type	Trading Cards
Manufacturer	Panini
Number	108
Population Report	8 (Beckett Mint 9+)
Subject	Zion Williamson
Authentication	0012261016
Grade	Beckett Mint 9